UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through April 30, 2020

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.0825 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder,

Welcome to your semiannual report for the six-month period ended April 30, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low yield, high volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed and can adjust to the changing risks and opportunities in the market.

During the period, the Fund provided a compelling monthly distribution of $0.0925 per share. We believe the Fund’s current annualized distribution rate, which was 9.77%* on a market price basis as of April 30, 2020, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions. Therefore, the Fund has a managed distribution policy, whereby we aim to keep distributions consistent from month to month, and at a level we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/20 distribution was $0.0925 per share. Based on our current estimates, we anticipate that approximately $0.0417 is paid from ordinary income or capital gains and that approximately $0.0508 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Market Review

The semiannual period brought unprecedented uncertainty to the global economy and markets. Global efforts to contain the COVID-19 pandemic resulted in severe and rapid declines in economic activity and global financial markets. The turmoil in the markets reached its height in March, with the S&P 500 falling more than 30% over just a few weeks. As investors sought safe havens and central banks lowered short-term rates, yields plummeted and the U.S. 10-year Treasury yield reached a record low. Meanwhile, oil prices slumped on the back of weak demand and geopolitics. By the end of the reporting period, market conditions had stabilized to a large extent, however. Significant market rebounds occurred during the final weeks of the period as investor sentiment improved in the wake of fiscal and monetary policy efforts.

For the semiannual period overall, equities came under the most pressure, particularly emerging market equities. Convertible securities demonstrated relative resilience, with the U.S. market posting a modest advance and the global market falling slightly. In the bond market, U.S. investment grade and short-term U.S. markets gained, benefiting from a flight to perceived safety.1

Outlook

We are confident that both the economy and markets will recover, although we cannot predict the exact timeline. Although we are in the midst of sweeping uncertainties and discouraging headlines, it is important to remember that the economy and markets have navigated many crises that seemed quite insurmountable at the time.

Countries around the world have responded to the pandemic with unprecedented global monetary and fiscal policy responses. In the U.S., the Federal Reserve and federal government have acted swiftly, increasing the likelihood for a relatively faster economic recovery. U.S. consumer balance sheets are in better shape than they were in 2008, while credit markets and the banking system are operating in an orderly fashion.

From an investment perspective, the economy and markets are unlikely to recover at the same pace. Markets are typically forward looking and have often turned the corner not when problems were fully solved but when things looked “less bad.” We’ve already seen the stock market gain ground back from March lows, and we believe better market conditions can continue, even before the pandemic is resolved and the economy is fully up and running again.

Even though market conditions have improved since late March, we expect volatility to remain very high, due to the pandemic, economic shocks and U.S. elections. This is an environment that will favor active management and security selection. As conditions change, we may see significant shifts in market leadership. We believe that our investment teams will be able to navigate these crosscurrents, drawing on our long-term perspective, risk-management experience and deep research capabilities.

Letter to Shareholders

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   3

Throughout my 50-year investing career, I have maintained that there is opportunity in every market environment. I believe this holds true. During this recent correction, many securities were sold off more severely than we believe their fundamentals warranted. Our teams sought to take advantage of these dislocations to build positions in companies, sectors and investment themes that provide attractive compensation for their potential risks. Additionally, our teams are finding many opportunities in newly issued securities. For example, as companies seek capital, high yield bonds and convertible securities are coming to market with very attractive terms.

Asset Allocation Considerations—Stay Invested and Utilize Calamos Closed-End Funds

As the global health crisis of COVID-19 has upended the global economy, many investors are understandably worried about their asset allocations. In these fast moving markets, making panicked moves or trying to time the markets is very dangerous. Markets can rise as unpredictably as they fall, but it’s impossible to predict these changes with certainty. Investors who make sudden shifts when markets are falling may find that they’ve capture the downside, only to miss the upside.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Calamos closed-end funds are designed to meet the needs of long-term investors. We understand the importance that clients place on risk management, and we continually seek out ways to enhance the risk/reward characteristics of the funds. For example, the Fund’s active management of convertible securities, which combine the characteristics of stocks and traditional fixed income securities, provided the opportunity for upside participation with equity risk mitigation on the downside in March.

Calamos closed-end funds help investors stay invested for the long-term—and avoid the dangerous temptation to time the markets. Far too often, investors who make lots of short-term moves get whipsawed—they sell at the lows and miss the rebounds. This short-term mindset can have a very detrimental impact on returns.

Of course we strongly encourage you to seek out your investment professional, who can help address financial goals and risk considerations, as well as decide which Calamos closed-end funds are most appropriate for your income needs. Or visit us at www.calamos.com to learn more.

Letter to Shareholders

4   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Conclusion

I founded Calamos Investments more than 40 years ago, during the difficult financial markets of the 1970s. Throughout the years, the economic and investment landscape have changed dramatically against a backdrop of technological advancements and globalization. However, our vision has remained constant. We are dedicated to providing innovative investment approaches that help investors achieve their financial goals, including through uncertain times.

As always, we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -7.43% for the six-month period ending April 30, 2020. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned -3.16%. The MSCI Emerging Market Index is a measure of emerging market equity performance. For the six-month period, the index returned -10.39%.

The ICE BofA All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.50% for the six-month period. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -0.52% for six-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2020, the index returned 4.86%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned -6.60% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.58% for the six-month period.

Source: Lipper, Inc. and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   5

Enhanced Fixed Income and Total Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/20

Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	-8.68%	-4.64%	6.98%
On NAV	-6.18%	-3.75%	7.42%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.3%
Health Care	13.3
Communication Services	12.6
Consumer Discretionary	12.2
Financials	11.2
Industrials	9.7
Consumer Staples	5.2
Energy	4.2
Utilities	3.6
Real Estate	2.3
Other	1.8
Materials	1.7
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

In addition to pursuing total return, Calamos Strategic Total Return Fund (CSQ) seeks to provide a steady stream of income paid out on a monthly basis. We dynamically invest in a diversified portfolio of equities, convertible and high-yield securities based on our view of the economic landscape and the potential of individual securities. By combining these asset classes, we are able to fine-tune positioning over the long-term to generate capital and income. This broader range of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth, which is especially important given the impact of COVID-19 on the economic and financial markets.

Accordingly, we seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies with geographically diversified revenue streams and global-scale business strategies. We believe that better capitalized companies with strong management teams and reliable cash flow will be better positioned to not only sustain the impacts of COVID-19 in the near-term and to adapt to the business environment going forward.

How did the Fund perform over the reporting period?

The Fund decreased -6.18% on a net asset value (NAV) basis and -8.68% on a market price basis for the six-month period ended April 30, 2020. The S&P 500 Index declined -3.16% for the same period.

At the end of the reporting period, the Fund’s shares traded at a -1.98% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs, as shareholders often times source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the six-month period.

The Fund employs a managed distribution policy with the goal of providing shareholders a consistent distribution stream. Beginning in February 2020, the Fund increased its monthly distribution from $0.0825 to $0.0925 per share, resulting in a current annualized distribution rate of 9.77% of market price as of April 30, 2020.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 2.16%. Yields also were low within the U.S. government bond market, with the 10-year and 30-year U.S. Treasuries yielding 0.64% and 1.28%, respectively.

What factors influenced performance over the reporting period?

The outbreak of COVID-19 had a devastating impact on financial markets and global economies. From its peak, the S&P 500 Index plummeted into a correction in just six trading days, on its way to dropping -34% from February 19 through March 23. The ensuing 17% gain in a three-day span toward quarter-end represented the index’s best three-day performance comeback since the 1930s. Worries regarding the coronavirus pandemic, as well as a market-share oil war between Saudi Arabia and Russia, rightly rattled investors. Central banks acted fast and furiously, lowering interest rates and initiating programs to help ease liquidity concerns. In addition, Congress quickly passed a massive $2.2 trillion economic relief package targeted to individuals, small and large businesses, as well as provisions for health care.

The Fund has the ability to invest in a range of assets including convertible securities, high yield, and U.S. equities. Given this flexibility, we can attempt to mitigate financial market risk from COVID-19 by adjusting our exposures across these multiple strategies. This flexibility should be helpful as we seek to mitigate risk in vulnerable areas and take advantage of opportunities that may present themselves around the globe in the midst of economic recovery.

In terms of sectors and corresponding industries, our selection in real estate (specifically in retail REITs) contributed to performance relative to the S&P 500 Index. In addition, our selection in industrials (namely airlines) was helpful.

ASSET ALLOCATION AS OF 4/30/20

Investment Team Discussion

8   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

An overweight in energy (namely integrated oil & gas) detracted from the Fund’s performance relative to the S&P 500 Index for the period. Furthermore, our selection in information technology (notably an underweight in systems software) also lagged relative to the index.

How is the Fund positioned?

We are emphasizing investments in companies with steady cash flow generation, solid balance sheets, and strong and proven management teams. We believe these types of companies will have the surest chances for success in the post-COVID-19 business climate. Our active positioning seeks to balance short-term rebound opportunities (cyclical but oversold) with longer-term business mode-driven winners. Our goal is to provide the portfolio an asymmetrical risk/reward profile positioned for more upside equity market participation than downside. In our view, potential longer-term outperformers include companies that can exploit trends that were in place prior to the downturn: cloud computing, virtualization, health care spending, “big get bigger” multichannel retailing, and the localization of global supply chains.

In terms of positioning, we maintained a relatively high allocation to U.S. stocks, as well as convertibles, whose combined exposure is approximately 80% of the portfolio. We are excited about the opportunities in the convertible market as steady issuance offers additional choices in the space. Accordingly, we have been able to take advantage of attractive opportunities and establish meaningful exposure in those investments. Meanwhile, the secondary market has sourced an attractive array of balanced convertible structures, which the strategy has employed to optimize returns.

The portfolio currently holds large absolute allocations to the information technology, communication services and health care sectors. We believe that these sectors should perform well as the market re-engages growth, and the U.S. consumer has more opportunities to access goods as the global economy reopens. Likewise, more opportunities should arise in health care, as government and industry invest heavily in virus treatments and preventative measures. We also believe that businesses and individuals will remain focused on productivity enhancements in a post-COVID-19 environment, thereby stimulating demand for technology.

The average credit quality of the portfolio is BB, which is higher than that of the Credit Suisse High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available in lower-credit securities to enhance performance.

Given our relatively low cost of borrowing, we believe this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. This is particularly important as financial markets begin to recover, and the benefits of leverage can be realized more fully. As of April 30, our leverage was approximately 34%.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for eventual recovery from the market lows of March, the Fund’s ability to invest in a myriad of securities that offer exposure to multiple sectors and global regions will be paramount as we seek to both mitigate risk and optimize opportunities for our shareholders.

We are emphasizing investments in companies with solid cash flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the U.S. and global economies. Accordingly, we will keep this catalyst top of mind. We believe our active, risk-managed investment approach positions us to take advantage of the volatility as well as opportunities in equities and convertible securities.

We believe Fed actions and Government fiscal policies will be extremely accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve as a positive catalyst to economic revitalization. To optimize returns, it is imperative to conduct an ongoing risk assessment during times of continued market volatility.

Fiscal and monetary responses attempting to ring-fence the economic damage caused by the shutdown will likely be supportive, but implementation needs to be watched carefully, and the deployment of further resources would not be surprising. With that said, we are pleased with the speed and depth of activity to date.

Schedule of Investments April 30, 2020 (Unaudited)

10 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (21.8%)
Airlines (0.0%)
505,650	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$437,427

Communication Services (3.3%)
1,975,000	Altice France, SAµ* 7.375%, 05/01/26	2,068,003
1,490,000	Arrow Bidco, LLC* 9.500%, 03/15/24	825,244
1,205,000	Ashtead Capital, Inc.µ* 4.000%, 05/01/28	1,152,872
	CenturyLink, Inc.µ*
1,400,000	4.000%, 02/15/27	1,372,644
575,000	5.125%, 12/15/26	551,319
2,135,000	Cincinnati Bell, Inc.µ* 8.000%, 10/15/25	2,164,506
885,000	Consolidated Communications, Inc.µ 6.500%, 10/01/22	804,341
	CSC Holdings, LLCµ*
4,240,000	5.500%, 04/15/27	4,419,649
2,600,000	5.750%, 01/15/30	2,708,836
1,600,000	5.500%, 05/15/26	1,665,200
1,500,000	Cumulus Media New Holdings, Inc.µ* 6.750%, 07/01/26	1,225,500
906,000	Diamond Sports Group, LLC / Diamond Sports Finance Companyµ* 5.375%, 08/15/26	691,178
6,841,000	Embarq Corp.µ 7.995%, 06/01/36	7,158,730
	Entercom Media Corp.*
1,662,000	6.500%, 05/01/27µ	1,224,121
1,015,000	7.250%, 11/01/24	641,302
	Frontier Communications Corp.@
2,890,000	7.625%, 04/15/24	823,000
1,820,000	11.000%, 09/15/25	570,561
1,500,000	10.500%, 09/15/22	463,185
905,000	8.500%, 04/01/26*	837,731
605,000	8.000%, 04/01/27*	618,367
430,000	7.125%, 01/15/23	116,992
301,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.µ* 5.250%, 12/01/27	309,631
915,000	Gray Television, Inc.µ* 7.000%, 05/15/27	923,025
	Hughes Satellite Systems Corp.µ
748,000	6.625%, 08/01/26	801,512
345,000	5.250%, 08/01/26	364,355
500,000	iHeartCommunications, Inc.µ 8.375%, 05/01/27	418,198
	Intelsat Jackson Holdings, SA
2,140,000	9.750%, 07/15/25*	1,242,751
935,000	8.000%, 02/15/24µ*	957,019
585,000	5.500%, 08/01/23	319,553

PRINCIPAL AMOUNT		VALUE
1,050,000	LCPR Senior Secured Financing DACµ* 6.750%, 10/15/27	$1,105,020
	Netflix, Inc.µ
910,000	4.875%, 06/15/30*	976,971
610,000	4.875%, 04/15/28	650,422
2,100,000	Scripps Escrow, Inc.µ* 5.875%, 07/15/27	1,792,591
	Sirius XM Radio, Inc.µ*
1,500,000	5.500%, 07/01/29	1,585,650
1,500,000	4.625%, 07/15/24	1,533,322
	Sprint Corp.µ
4,245,000	7.125%, 06/15/24	4,770,871
2,435,000	7.875%, 09/15/23	2,741,713
1,400,000	7.625%, 03/01/26	1,658,874
880,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	916,432
	Telesat Canada / Telesat, LLCµ*
976,000	4.875%, 06/01/27	952,815
575,000	6.500%, 10/15/27	545,290
2,795,000	United States Cellular Corp.µ 6.700%, 12/15/33	2,953,239
125,000	Vodafone Group, PLCµ‡ 7.000%, 04/04/79 USD 5 year swap rate + 4.87%	143,217
	Windstream Services, LLC / Windstream Finance Corp.@
464,000	7.750%, 10/01/21	15,771
158,000	10.500%, 06/30/24*	9,109
		59,790,632

Consumer Discretionary (3.5%)
529,000	Asbury Automotive Group, Inc.µ* 4.500%, 03/01/28	444,363
	Ashton Woods USA, LLC / Ashton Woods Finance Companyµ*
856,000	6.625%, 01/15/28	704,719
661,000	9.875%, 04/01/27	638,420
1,275,000	Beverages & More, Inc.* 11.500%, 06/15/22	706,988
1,500,000	Boyd Gaming Corp.µ 6.000%, 08/15/26	1,358,782
1,740,000	Caesars Resort Collection, LLC / CRC Finco, Inc.µ* 5.250%, 10/15/25	1,370,624
	CCO Holdings, LLC / CCO Holdings Capital Corp.µ*
3,900,000	5.125%, 05/01/27	4,075,500
1,410,000	5.750%, 02/15/26	1,472,378
620,000	5.000%, 02/01/28	640,150
900,000	Cedar Fair, LPµ* 5.250%, 07/15/29	774,806
	Century Communities, Inc.µ
1,500,000	6.750%, 06/01/27	1,317,540
1,330,000	5.875%, 07/15/25	1,230,403

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
2,500,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	$2,331,600
1,536,000	DISH DBS Corp.µ 7.750%, 07/01/26	1,515,441
2,770,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	2,669,934
	ESH Hospitality, Inc.µ*
820,000	5.250%, 05/01/25	771,887
600,000	4.625%, 10/01/27	543,846
	Expedia Group, Inc.*
715,000	7.000%, 05/01/25	731,667
436,000	6.250%, 05/01/25	444,705
	Ford Motor Companyµ
735,000	8.500%, 04/21/23	729,002
303,000	9.625%, 04/22/30	298,304
285,000	9.000%, 04/22/25	277,825
	Ford Motor Credit Company, LLCµ
1,600,000	4.063%, 11/01/24	1,404,200
1,400,000	4.134%, 08/04/25	1,211,742
1,400,000	3.664%, 09/08/24	1,215,375
296,000	Gap, Inc.* 8.375%, 05/15/23	310,152
125,000	General Motors Financial Company, Inc.µ‡ 6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	103,988
1,500,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	1,475,745
2,400,000	goeasy, Ltd.µ* 5.375%, 12/01/24	2,150,568
2,160,000	Guitar Center, Inc.* 9.500%, 10/15/21	1,514,257
301,000	Installed Building Products, Inc.µ* 5.750%, 02/01/28	289,562
1,500,000	International Game Technology, PLCµ* 6.250%, 01/15/27	1,458,750
1,708,000	L Brands, Inc.µ 6.875%, 11/01/35	1,269,061
1,500,000	Lennar Corp.µ 5.250%, 06/01/26	1,558,882
	M/I Homes, Inc.µ
1,295,000	5.625%, 08/01/25	1,194,922
855,000	4.950%, 02/01/28*	753,212
1,574,000	Macy’s, Inc.µ 3.875%, 01/15/22	1,311,575
	Mattel, Inc.µ*
1,505,000	5.875%, 12/15/27	1,473,071
1,390,000	6.750%, 12/31/25	1,414,221
1,365,000	Mclaren Finance, PLC* 5.750%, 08/01/22	909,349
3,280,000	Meritage Homes Corp.µ 7.000%, 04/01/22	3,376,399
294,000	MGM Resorts International 6.750%, 05/01/25	287,450

PRINCIPAL AMOUNT		VALUE
295,000	Michaels Stores, Inc.* 8.000%, 07/15/27	$206,124
1,122,000	Newell Brands, Inc.µ 4.700%, 04/01/26	1,137,512
143,000	Nordstrom, Inc.µ* 8.750%, 05/15/25	153,285
	Penske Automotive Group, Inc.µ
1,400,000	5.500%, 05/15/26	1,301,083
650,000	5.375%, 12/01/24	606,437
4,385,000	Rite Aid Corp.µ* 6.125%, 04/01/23	4,016,463
880,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	709,218
1,500,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.µ* 4.875%, 11/01/27	1,327,365
901,000	Taylor Morrison Communities, Inc.µ* 5.750%, 01/15/28	817,770
1,500,000	Twin River Worldwide Holdings, Inc.µ* 6.750%, 06/01/27	1,196,625
506,987	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	407,283
294,000	Vail Resorts, Inc.* 6.250%, 05/15/25	303,706
1,200,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	945,408
		62,859,644

Consumer Staples (1.0%)
900,000	Dean Foods Company*@ 6.500%, 03/15/23	28,364
1,000,000	Energizer Holdings, Inc.µ* 6.375%, 07/15/26	1,030,415
1,405,000	Fresh Market, Inc.* 9.750%, 05/01/23	896,790
	JBS USA LUX, SA / JBS USA Finance, Inc.µ*
3,475,000	5.875%, 07/15/24	3,555,047
2,100,000	6.750%, 02/15/28	2,253,437
480,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	511,238
125,000	Land O’Lakes, Inc.µ* 7.000%, 09/18/28	116,875
	New Albertson’s, Inc.
751,000	7.750%, 06/15/26	767,879
298,000	8.000%, 05/01/31	305,067
	Pilgrim’s Pride Corp.µ*
1,720,000	5.875%, 09/30/27	1,754,194
600,000	5.750%, 03/15/25	606,909

Schedule of Investments April 30, 2020 (Unaudited)

12 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Post Holdings, Inc.µ*
1,430,000	5.750%, 03/01/27	$1,469,775
450,000	5.500%, 12/15/29	454,689
300,000	5.625%, 01/15/28	305,640
1,185,000	Simmons Foods, Inc.µ* 7.750%, 01/15/24	1,246,590
	Vector Group, Ltd.µ*
1,585,000	6.125%, 02/01/25	1,539,431
605,000	10.500%, 11/01/26	567,838
		17,410,178

Energy (1.6%)
915,000	Apergy Corp.µ 6.375%, 05/01/26	751,421
896,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	23,112
	Buckeye Partners, LPµ
900,000	3.950%, 12/01/26	821,461
600,000	5.850%, 11/15/43	434,514
	Calfrac Holdings, LP*
614,000	8.500%, 06/15/26	38,848
325,600	10.875%, 03/15/26	171,848
2,587,000	California Resources Corp.* 8.000%, 12/15/22	92,110
1,500,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	34,695
1,200,000	Cheniere Energy Partners, LPµ 5.625%, 10/01/26	1,156,710
768,000	Chesapeake Energy Corp.* 11.500%, 01/01/25	22,307
588,000	Continental Resources, Inc. 3.800%, 06/01/24	490,798
1,950,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	928,375
	Denbury Resources, Inc.
1,439,000	7.750%, 02/15/24*	256,178
565,000	9.250%, 03/31/22*	103,548
358,000	5.500%, 05/01/22	8,613
515,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	55,102
900,000	eG Global Finance, PLCµ* 6.750%, 02/07/25	815,540
250,000	Enbridge, Inc.µ‡ 6.000%, 01/15/77 3 mo. USD LIBOR + 3.89%	224,026
	Energy Transfer Operating, LP
2,610,000	4.781%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	1,473,789
2,150,000	5.500%, 06/01/27µ	2,171,392
575,000	Energy Transfer Operating, LPµ 5.875%, 01/15/24	598,572

PRINCIPAL AMOUNT		VALUE
	EnLink Midstream Partners, LP
1,775,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	$455,554
1,430,000	4.850%, 07/15/26	889,446
255,000	Enterprise Products Operating, LLCµ‡ 5.250%, 08/16/77 3 mo. USD LIBOR + 3.03%	228,160
	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
1,100,000	9.375%, 05/01/24	20,433
720,000	7.750%, 05/15/26	89,078
	EQT Corp.µ
850,000	7.000%, 02/01/30	802,094
500,000	6.125%, 02/01/25	480,300
1,173,000	Genesis Energy, LP / Genesis Energy Finance Corp.µ 6.250%, 05/15/26	982,182
	Gulfport Energy Corp.
1,080,000	6.000%, 10/15/24	539,876
1,000,000	6.375%, 05/15/25	474,925
302,000	Hess Midstream Operations, LPµ* 5.125%, 06/15/28	266,151
313,000	HighPoint Operating Corp. 7.000%, 10/15/22	93,074
286,000	Holly Energy Partners, LP / Holly Energy Finance Corp.µ* 5.000%, 02/01/28	259,901
580,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	237,063
1,910,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	270,294
1,500,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.µ* 6.000%, 08/01/26	1,213,687
2,380,000	McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc.*@ 10.625%, 05/01/24	121,559
	Moss Creek Resources Holdings, Inc.*
600,000	10.500%, 05/15/27	224,580
540,000	7.500%, 01/15/26	182,839
135,000	MPLX, LPµ‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	99,731
600,000	Murphy Oil Corp. 5.875%, 12/01/27	409,518
540,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	105,916
1,726,000	NuStar Logistics, LPµ 4.750%, 02/01/22	1,596,740
735,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	96,686
	Occidental Petroleum Corp.
1,964,000	2.700%, 08/15/22µ	1,711,390
950,000	4.300%, 08/15/39	602,067

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
1,500,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	$1,070,947
900,000	Parkland Fuel Corp.µ* 5.875%, 07/15/27	869,310
1,390,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	966,578
1,165,000	SESI, LLC 7.750%, 09/15/24	242,250
565,000	SM Energy Company 6.750%, 09/15/26	154,499
250,000	Transcanada Trustµ‡ 5.300%, 03/15/77 3 mo. USD LIBOR + 3.21%	222,698
	Transocean, Inc.*
815,000	7.500%, 01/15/26	310,181
575,000	8.000%, 02/01/27	224,492
1,450,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	769,595
600,000	Viper Energy Partners, LPµ* 5.375%, 11/01/27	534,492
1,665,000	W&T Offshore, Inc.* 9.750%, 11/01/23	549,700
552,000	Weatherford International, Ltd.µ* 11.000%, 12/01/24	409,518
1,115,000	Whiting Petroleum Corp.@ 6.625%, 01/15/26	114,120
		29,564,583

Financials (4.4%)
3,918,000	Acrisure, LLC / Acrisure Finance, Inc.µ* 7.000%, 11/15/25	3,522,106
570,000	AG Issuer, LLCµ* 6.250%, 03/01/28	502,216
2,500,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuerµ* 6.750%, 10/15/27	2,497,100
750,000	Allstate Corp.µ‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	756,885
	Ally Financial, Inc.µ
1,899,000	8.000%, 11/01/31	2,325,677
625,000	5.800%, 05/01/25	666,303
250,000	American International Group, Inc.µ‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	255,916
2,383,000	Amwins Group, Inc.µ* 7.750%, 07/01/26	2,464,189
3,380,000	Ardonagh Midco 3, PLCµ* 8.625%, 07/15/23	3,122,258

PRINCIPAL AMOUNT		VALUE
2,700,000	AssuredPartners, Inc.µ* 7.000%, 08/15/25	$2,521,219
	Bank of America Corp.µ‡
1,385,000	4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	1,246,548
12,000	6.250%, 09/05/24 3 mo. USD LIBOR + 3.71%	12,500
220,000	Bank of Montrealµ‡ 4.800%, 08/25/24 5 year CMT + 2.98%	201,905
395,000	Bank of New York Mellon Corp.µ‡ 4.625%, 09/20/26 3 mo. USD LIBOR + 3.13%	391,240
70,000	Bank OZK‡ 5.500%, 07/01/26 3 mo. USD LIBOR + 4.43%	70,253
200,000	Barclays, PLCµ‡ 7.875%, 03/15/22 USD 5 year swap rate + 6.77%	198,521
2,975,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLCµ* 5.750%, 05/15/26	2,403,443
	Charles Schwab Corp.‡
246,000	5.000%, 12/01/27µ 3 mo. USD LIBOR + 2.58%	239,294
117,000	5.375%, 06/01/25 5 year CMT + 4.97%	120,671
250,000	CIT Group, Inc.µ‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	202,319
	Citigroup, Inc.µ‡
1,070,000	5.000%, 09/12/24 SOFR + 3.81%	968,393
75,000	4.700%, 01/30/25 SOFR + 3.23%	65,594
	Credit Acceptance Corp.µ
1,500,000	6.625%, 03/15/26	1,351,995
1,092,000	5.125%, 12/31/24*	961,473
200,000	Credit Suisse Group, AGµ*‡ 7.500%, 12/11/23 USD 5 year swap rate + 4.60%	212,075
135,000	Discover Financial Servicesµ‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	114,311
1,500,000	Donnelley Financial Solutions, Inc.µ 8.250%, 10/15/24	1,398,450
250,000	Fifth Third Bancorpµ‡ 5.100%, 06/30/23 3 mo. USD LIBOR + 3.03%	225,359
980,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	593,988

Schedule of Investments April 30, 2020 (Unaudited)

14 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Goldman Sachs Group, Inc.µ‡
500,000	4.400%, 02/10/25 5 year CMT + 2.85%	$442,593
125,000	4.950%, 02/10/25 5 year CMT + 3.22%	118,878
1,891,000	Greystar Real Estate Partners, LLCµ* 5.750%, 12/01/25	1,737,224
	HAT Holdings I, LLC / HAT Holdings II, LLCµ*
900,000	5.250%, 07/15/24	898,168
295,000	6.000%, 04/15/25	295,435
5,150,000	HUB International, Ltd.µ* 7.000%, 05/01/26	5,136,816
70,000	Huntington Bancshares, Inc.µ‡ 5.700%, 04/15/23 3 mo. USD LIBOR + 2.88%	62,031
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.µ
1,455,000	5.250%, 05/15/27	1,384,665
154,000	4.750%, 09/15/24	146,303
2,448,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,224,282
2,625,000	Iron Mountain, Inc.µ* 5.250%, 03/15/28	2,575,427
	Jefferies Finance, LLC / JFIN Co-Issuer Corp.µ*
3,825,000	7.250%, 08/15/24	3,442,022
1,500,000	6.250%, 06/03/26	1,363,185
1,215,000	JPMorgan Chase & Companyµ‡ 4.600%, 02/01/25 SOFR + 3.13%	1,095,863
250,000	KeyCorpµ‡ 5.000%, 09/15/26 3 mo. USD LIBOR + 3.61%	234,375
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ*
1,200,000	5.250%, 10/01/25	874,506
288,000	4.250%, 02/01/27	206,304
990,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	1,006,285
200,000	Lloyds Banking Group, PLCµ‡ 7.500%, 06/27/24 USD 5 year swap rate + 4.76%	198,384
2,795,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	2,773,073
2,990,000	MetLife, Inc.µ 6.400%, 12/15/66	3,319,378
120,000	Nationwide Financial Services, Inc.µ 6.750%, 05/15/87	133,291
	Navient Corp.µ
2,555,000	5.000%, 03/15/27	2,159,614
1,240,000	6.750%, 06/25/25	1,150,528
575,000	6.500%, 06/15/22	557,526

PRINCIPAL AMOUNT		VALUE
1,130,000	NexBank Capital, Inc.*‡ 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	$1,109,553
200,000	Nordea Bank Abpµ*‡ 6.625%, 03/26/26 5 year CMT + 4.11%	202,422
275,000	PNC Financial Services Group, Inc.µ‡ 6.750%, 08/01/21 3 mo. USD LIBOR + 3.68%	278,813
545,000	Principal Financial Group, Inc.µ‡ 4.700%, 05/15/55 3 mo. USD LIBOR + 3.04%	492,590
400,000	Progressive Corp.µ‡ 5.375%, 03/15/23 3 mo. USD LIBOR + 2.54%	392,614
180,000	Prudential Financial, Inc.µ‡ 5.700%, 09/15/48 3 mo. USD LIBOR + 2.67%	185,582
1,500,000	Radian Group, Inc.µ 4.875%, 03/15/27	1,338,217
1,500,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,519,732
	Springleaf Finance Corp.µ
2,030,000	6.875%, 03/15/25	1,921,557
1,500,000	7.125%, 03/15/26	1,403,325
301,000	6.625%, 01/15/28	266,143
1,500,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	1,288,020
800,000	State Street Corp.µ‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	781,896
640,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	632,400
525,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	480,435
	Truist Financial Corp.µ‡
270,000	4.800%, 09/01/24 5 year CMT + 3.00%	252,765
250,000	5.125%, 12/15/27 3 mo. USD LIBOR + 2.79%	239,925
200,000	UBS Group, AGµ*‡ 7.000%, 01/31/24 USD 5 year swap rate + 4.34%	204,763
750,000	US Bancorpµ‡ 5.300%, 04/15/27 3 mo. USD LIBOR + 2.91%	767,254
	VICI Properties, LP / VICI Note Company, Inc.µ*
1,141,000	3.750%, 02/15/27	1,062,077
638,000	4.625%, 12/01/29	590,172
570,000	4.125%, 08/15/30	520,803

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
250,000	Voya Financial, Inc.µ‡ 6.125%, 09/15/23 5 year CMT + 3.36%	$244,794
		78,324,209

Health Care (2.5%)
2,680,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	2,568,311
3,285,000	Bausch Health Americas, Inc.µ* 8.500%, 01/31/27	3,623,766
1,216,000	Centene Corp.µ* 4.250%, 12/15/27	1,274,301
	CHS/Community Health Systems, Inc.
6,285,000	8.125%, 06/30/24*	4,212,898
1,325,000	8.000%, 03/15/26µ*	1,272,623
875,000	6.250%, 03/31/23µ	823,620
3,215,000	DaVita, Inc.µ 5.125%, 07/15/24	3,267,597
1,725,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.µ* 6.000%, 07/15/23	1,297,088
	HCA, Inc.µ
4,905,000	5.875%, 05/01/23	5,281,410
1,450,000	7.500%, 11/06/33	1,652,159
360,000	5.375%, 02/01/25	387,767
936,000	Hill-Rom Holdings, Inc.µ* 4.375%, 09/15/27	956,171
1,955,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	562,698
1,251,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	691,184
	Tenet Healthcare Corp.µ
2,710,000	6.250%, 02/01/27*	2,674,567
1,600,000	4.625%, 07/15/24	1,583,400
1,575,000	6.875%, 11/15/31	1,361,871
1,520,000	4.875%, 01/01/26*	1,508,972
1,680,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	1,599,855
	Teva Pharmaceutical Finance Netherlands III, BVµ
3,930,000	2.800%, 07/21/23	3,619,235
2,380,000	6.000%, 04/15/24	2,373,967
368,000	2.200%, 07/21/21	359,328
2,815,000	West Street Merger Sub, Inc.µ* 6.375%, 09/01/25	2,652,800
		45,605,588

Industrials (3.0%)
1,300,000	ACCO Brands Corp.µ* 5.250%, 12/15/24	1,292,681

PRINCIPAL AMOUNT		VALUE
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLCµ
1,470,000	5.750%, 03/15/25	$1,510,418
1,425,000	4.625%, 01/15/27*	1,434,519
848,000	4.875%, 02/15/30*	860,843
	Allison Transmission, Inc.µ*
1,300,000	4.750%, 10/01/27	1,218,795
380,000	5.000%, 10/01/24	367,979
300,000	5.875%, 06/01/29	291,698
	American Airlines Group, Inc.*
1,190,000	5.000%, 06/01/22	677,045
850,000	3.750%, 03/01/25	399,066
3,100,000	ARD Finance, SAµ* 6.500%, 06/30/27 7.250% PIK rate	2,905,986
	Avolon Holdings Funding, Ltd.µ*
600,000	5.250%, 05/15/24	529,881
510,000	2.875%, 02/15/25	422,158
1,480,000	Beacon Roofing Supply, Inc.µ* 4.875%, 11/01/25	1,308,394
60,000	BNSF Funding Trust Iµ‡ 6.613%, 12/15/55 3 mo. USD LIBOR + 2.35%	61,777
	Cascades, Inc. /Cascades USA, Inc.µ*
901,000	5.125%, 01/15/26	907,726
600,000	5.375%, 01/15/28	609,183
	Covanta Holding Corp.µ
1,810,000	5.875%, 03/01/24	1,795,258
270,000	5.875%, 07/01/25	261,480
1,445,000	Delphi Technologies, PLCµ* 5.000%, 10/01/25	1,352,925
300,000	Delta Air Lines, Inc.µ* 7.000%, 05/01/25	308,098
575,000	EnerSysµ* 4.375%, 12/15/27	557,871
2,740,000	Fly Leasing, Ltd.µ 5.250%, 10/15/24	2,246,553
250,000	General Electric Companyµ‡ 5.000%, 01/21/21 3 mo. USD LIBOR + 3.33%	205,955
	Golden Nugget, Inc.*
1,730,000	6.750%, 10/15/24µ	1,366,492
1,400,000	8.750%, 10/01/25	810,082
600,000	Granite US Holdings Corp.µ* 11.000%, 10/01/27	511,602
750,000	Graphic Packaging International, LLCµ* 4.750%, 07/15/27	776,561
1,500,000	Great Lakes Dredge & Dock Corp.µ 8.000%, 05/15/22	1,533,150
1,830,000	H&E Equipment Services, Inc.µ 5.625%, 09/01/25	1,745,491
1,500,000	Herc Holdings, Inc.µ* 5.500%, 07/15/27	1,423,852

Schedule of Investments April 30, 2020 (Unaudited)

16 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Hertz Corp.*
1,205,000	6.000%, 01/15/28	$220,214
747,000	7.625%, 06/01/22	285,485
	Howmet Aerospace, Inc.µ
1,375,000	5.125%, 10/01/24	1,330,966
511,000	6.875%, 05/01/25	523,678
1,450,000	Jeld-Wen, Inc.µ* 4.625%, 12/15/25	1,308,059
614,000	KeHE Distributors, LLC / KeHE Finance Corp.µ* 8.625%, 10/15/26	651,644
1,867,000	Meritor, Inc.µ 6.250%, 02/15/24	1,837,837
722,000	Moog, Inc.µ* 4.250%, 12/15/27	681,084
1,425,000	Nationstar Mortgage Holdings, Inc.µ* 6.000%, 01/15/27	1,227,288
	Navistar International Corp.µ*
1,030,000	6.625%, 11/01/25	883,730
590,000	9.500%, 05/01/25	619,214
1,140,000	Novelis Corp.µ* 4.750%, 01/30/30	1,012,508
2,070,000	Park-Ohio Industries, Inc.µ 6.625%, 04/15/27	1,596,964
600,000	Patrick Industries, Inc.µ* 7.500%, 10/15/27	564,756
885,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	773,809
100,000	Stanley Black & Decker, Inc.µ‡ 4.000%, 03/15/60 5 year CMT + 2.66%	99,348
	Station Casinos, LLCµ*
1,725,000	4.500%, 02/15/28	1,382,320
1,491,000	5.000%, 10/01/25	1,244,336
985,000	Tennant Companyµ 5.625%, 05/01/25	986,601
1,200,000	TransDigm UK Holdings, PLCµ 6.875%, 05/15/26	1,045,554
	TransDigm, Inc.µ
1,490,000	6.250%, 03/15/26*	1,467,367
875,000	7.500%, 03/15/27	798,700
	United Rentals North America, Inc.µ
640,000	5.875%, 09/15/26	659,200
615,000	6.500%, 12/15/26	645,716
750,000	Waste Pro USA, Inc.µ* 5.500%, 02/15/26	749,152
1,500,000	XPO Logistics, Inc.µ* 6.750%, 08/15/24	1,548,195
		53,837,244

Information Technology (0.6%)
600,000	CDK Global, Inc.µ* 5.250%, 05/15/29	612,030

PRINCIPAL AMOUNT		VALUE
1,385,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	$1,236,085
	Dell International, LLC / EMC Corp.µ*
1,405,000	6.020%, 06/15/26	1,525,416
925,000	6.100%, 07/15/27	1,015,886
545,000	5.850%, 07/15/25	595,486
586,000	Fair Isaac Corp.µ* 4.000%, 06/15/28	582,824
585,000	IQVIA, Inc.µ* 5.000%, 05/15/27	603,542
900,000	MTS Systems Corp.µ* 5.750%, 08/15/27	852,052
855,000	Open Text Corp.µ* 3.875%, 02/15/28	836,476
784,000	PTC, Inc.µ* 4.000%, 02/15/28	768,457
1,790,000	Vericast Corp.µ* 8.375%, 08/15/22	1,303,881
		9,932,135

Materials (1.0%)
1,835,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	1,832,807
600,000	Allegheny Technologies, Inc.µ 5.875%, 12/01/27	503,676
900,000	ArcelorMittal, SAµ 7.000%, 10/15/39	944,312
1,840,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.µ* 6.000%, 02/15/25	1,846,477
620,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LPµ* 8.750%, 07/15/26	546,108
300,000	Compass Minerals International, Inc.µ* 6.750%, 12/01/27	297,368
800,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	727,704
	Freeport-McMoRan, Inc.µ
780,000	5.000%, 09/01/27	757,879
570,000	5.450%, 03/15/43	525,551
515,000	5.400%, 11/14/34	480,425
1,100,000	INEOS Group Holdings, SAµ* 5.625%, 08/01/24	1,068,634
900,000	JW Aluminum Continuous Cast Companyµ* 10.250%, 06/01/26	925,641
	Kaiser Aluminum Corp.µ*
900,000	4.625%, 03/01/28	841,019
535,000	6.500%, 05/01/25	545,673
295,000	Mineral Resources, Ltd.µ* 8.125%, 05/01/27	302,974
1,375,000	New Gold, Inc.µ* 6.375%, 05/15/25	1,326,724

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
301,000	Norbord, Inc.µ* 5.750%, 07/15/27	$275,854
2,455,000	PBF Holding Company, LLC / PBF Finance Corp.µ 7.250%, 06/15/25	1,887,109
296,000	Polyone Corp.* 5.750%, 05/15/25	299,907
1,328,000	Silgan Holdings, Inc.µ* 4.125%, 02/01/28	1,308,399
906,000	Univar Solutions USA, Inc.µ* 5.125%, 12/01/27	901,751
		18,145,992

Real Estate (0.4%)
1,500,000	CBL & Associates, LP 5.250%, 12/01/23	409,440
	Forestar Group, Inc.µ*
1,500,000	8.000%, 04/15/24	1,480,245
862,000	5.000%, 03/01/28	754,418
2,420,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	2,472,175
1,500,000	Service Properties Trustµ 4.350%, 10/01/24	1,261,628
		6,377,906

Utilities (0.5%)
856,000	Calpine Corp.µ* 4.500%, 02/15/28	832,332
65,000	CenterPoint Energy, Inc.µ‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	59,350
250,000	Dominion Energy, Inc.µ‡ 4.650%, 12/15/24 5 year CMT + 2.99%	244,088
330,000	Duke Energy Corp.µ‡ 4.875%, 09/16/24 5 year CMT + 3.39%	330,460
65,000	National Rural Utilities Cooperative Finance Corp.µ‡ 5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	65,700
265,000	NextEra Energy Capital Holdings, Inc.µ‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	261,840
300,000	NextEra Energy Operating Partners, LPµ* 4.250%, 07/15/24	303,556
	NRG Energy, Inc.µ
810,000	6.625%, 01/15/27	865,955
657,000	5.750%, 01/15/28	710,401
2,251,000	PPL Capital Funding, Inc.µ‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	1,708,250

PRINCIPAL AMOUNT		VALUE
	Talen Energy Supply, LLCµ*
600,000	10.500%, 01/15/26	$495,960
300,000	7.250%, 05/15/27	297,607
1,500,000	TerraForm Power Operating, LLCµ* 5.000%, 01/31/28	1,577,467
1,235,000	Vistra Energy Corp.µ* 8.125%, 01/30/26	1,296,250
125,000	WEC Energy Group, Inc.µ‡ 3.804%, 05/15/67 3 mo. USD LIBOR + 2.11%	104,444
		9,153,660
	Total Corporate Bonds (Cost $453,588,151)	391,439,198

Convertible Bonds (18.6%)
Communication Services (3.8%)
7,385,000	GCI Liberty, Inc.µ* 1.750%, 09/30/46	10,216,483
3,000,000	IAC FinanceCo 2, Inc.*~ 0.875%, 06/15/26	3,052,680
2,500,000	IAC FinanceCo 3, Inc.µ* 2.000%, 01/15/30	2,612,900
583,000	Intelsat, SA 4.500%, 06/15/25	110,374
	Liberty Media Corp.
15,900,000	2.250%, 09/30/46	7,725,253
7,750,000	1.375%, 10/15/23µ	8,086,350
4,334,000	2.750%, 12/01/49µ*	4,047,349
4,810,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)µ*§ 2.125%, 03/31/48	4,669,644
7,150,000	Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	7,535,278
1,883,000	Live Nation Entertainment, Inc.µ 2.500%, 03/15/23	1,807,944
3,885,000	Sea, Ltd.* 1.000%, 12/01/24	5,000,422
4,856,000	Snap, Inc.µ* 0.750%, 08/01/26	5,032,710
3,907,000	Twitter, Inc. 0.250%, 06/15/24	3,682,582
4,935,000	Zynga, Inc.µ* 0.250%, 06/01/24	5,495,961
		69,075,930

Consumer Discretionary (3.3%)
15,201,000	Booking Holdings, Inc.µ* 0.750%, 05/01/25	17,191,419
7,785,000	Burlington Stores, Inc.µ* 2.250%, 04/15/25	8,307,335
629,000	Callaway Golf Company* 2.750%, 05/01/26	653,814

Schedule of Investments April 30, 2020 (Unaudited)

18 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
5,880,000	Carnival Corp.µ* 5.750%, 04/01/23	$9,959,368
1,244,000	Chegg, Inc.µ 0.125%, 03/15/25	1,314,056
3,793,000	Dick’s Sporting Goods, Inc.µ* 3.250%, 04/15/25	4,050,222
	DISH Network Corp.
3,049,000	2.375%, 03/15/24	2,572,472
2,480,000	3.375%, 08/15/26	2,035,249
5,715,000	Etsy, Inc.µ* 0.125%, 10/01/26	5,802,725
1,108,000	Guess, Inc.* 2.000%, 04/15/24	693,979
	Liberty Interactive, LLC
1,515,000	3.750%, 02/15/30	1,003,188
1,470,000	4.000%, 11/15/29	991,625
3,935,000	Winnebago Industries, Inc.µ* 1.500%, 04/01/25	3,782,617
		58,358,069

Energy (0.0%)
537,000	Denbury Resources, Inc.* 6.375%, 12/31/24	237,762
4,850,000	Nabors Industries, Inc. 0.750%, 01/15/24	532,627
		770,389

Financials (2.3%)
	Ares Capital Corp.µ
7,500,000	3.750%, 02/01/22	7,304,063
3,000,000	4.625%, 03/01/24	2,886,120
	JPMorgan Chase Bank, N.A.µ
11,900,000	0.000%, 12/30/20	12,492,679
5,700,000	0.125%, 01/01/23*	6,098,373
11,550,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)µ*§ 0.250%, 05/01/23	11,186,753
1,490,000	Prospect Capital Corp. 4.950%, 07/15/22	1,427,427
		41,395,415

Health Care (1.7%)
1,960,000	BioMarin Pharmaceutical, Inc.µ 1.500%, 10/15/20	2,129,815
1,850,000	CONMED Corp.µ 2.625%, 02/01/24	1,986,521
5,500,000	Exact Sciences Corp.µ 0.375%, 03/15/27	5,375,700
5,015,000	Insulet Corp.µ* 0.375%, 09/01/26	5,630,240
2,865,000	NanoString Technologies, Inc.µ* 2.625%, 03/01/25	2,783,562

PRINCIPAL AMOUNT		VALUE
1,844,000	Natera, Inc.µ* 2.250%, 05/01/27	$2,178,907
1,835,000	Neurocrine Biosciences, Inc.µ 2.250%, 05/15/24	2,582,744
1,502,000	Nevro Corp.µ 2.750%, 04/01/25	2,021,850
2,290,000	NuVasive, Inc.µ* 0.375%, 03/15/25	2,118,055
2,540,000	Repligen Corp.µ 0.375%, 07/15/24	3,011,475
		29,818,869

Industrials (1.8%)
4,600,000	Air Transport Services Group, Inc.µ 1.125%, 10/15/24	4,124,199
2,035,000	Chart Industries, Inc.µ* 1.000%, 11/15/24	1,844,962
580,000	Patrick Industries, Inc. 1.000%, 02/01/23	479,077
23,675,000	Southwest Airlines Company 1.250%, 05/01/25	26,030,662
		32,478,900

Information Technology (4.9%)
5,335,000	Akamai Technologies, Inc.µ* 0.375%, 09/01/27	5,607,858
2,455,000	Alteryx, Inc.µ* 1.000%, 08/01/26	2,337,970
6,985,000	Coupa Software, Inc.µ* 0.125%, 06/15/25	8,922,639
2,170,000	II-VI, Inc.µ 0.250%, 09/01/22	2,143,558
3,415,000	Inphi Corp.µ* 0.750%, 04/15/25	3,612,660
3,860,000	Lumentum Holdings, Inc.µ* 0.500%, 12/15/26	4,102,640
6,950,000	Microchip Technology, Inc. 1.625%, 02/15/27	8,761,761
4,605,000	MongoDB, Inc.µ* 0.250%, 01/15/26	4,821,619
5,015,000	Okta, Inc.µ* 0.125%, 09/01/25	5,308,102
	ON Semiconductor Corp.µ
2,940,000	1.625%, 10/15/23	3,225,871
2,935,000	1.000%, 12/01/20	3,074,002
2,365,000	Proofpoint, Inc.µ* 0.250%, 08/15/24	2,477,941
2,260,000	Q2 Holdings, Inc.µ* 0.750%, 06/01/26	2,423,240
2,965,000	RingCentral, Inc.µ* 0.000%, 03/01/25	2,863,908
7,600,000	Silicon Laboratories, Inc.µ 1.375%, 03/01/22	9,153,782

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
3,558,000	Slack Technologies, Inc.µ* 0.500%, 04/15/25	$3,951,390
3,070,000	Splunk, Inc.µ 0.500%, 09/15/23	3,519,893
2,035,000	Wix.com, Ltd.µ 0.000%, 07/01/23	2,341,634
4,025,000	Workday, Inc.µ 0.250%, 10/01/22	4,914,968
2,730,000	Zendesk, Inc.µ 0.250%, 03/15/23	3,711,257
		87,276,693

Real Estate (0.4%)
6,120,000	IH Merger Sub, LLCµ 3.500%, 01/15/22	7,086,103

Utilities (0.4%)
7,455,000	NRG Energy, Inc.µ 2.750%, 06/01/48	7,547,666
	Total Convertible Bonds (Cost $322,117,910)	333,808,034

Bank Loans (2.8%)¡
Communication Services (0.6%)
1,567,125	Clear Channel Outdoor Holdings, Inc.‡ 4.260%, 08/21/26 3 mo. LIBOR + 3.50%	1,369,275
895,500	CommScope, Inc.‡ 3.654%, 04/06/26 1 mo. LIBOR + 3.25%	849,288
597,004	CSC Holdings, LLC‡ 3.314%, 04/15/27 1 mo. LIBOR + 2.50%	573,712
1,528,214	Frontier Communications Corp.‡ 5.350%, 06/15/24 3 mo. LIBOR + 3.75%	1,493,967
1,162,088	iHeartCommunications, Inc.‡ 3.404%, 05/01/26 1 mo. LIBOR + 3.00%	1,048,784
2,791,100	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	2,795,021
1,275,000	Intelsat Jackson Holdings, SA‡ 4.987%, 01/02/24 1 mo. LIBOR + 4.50%	1,266,502
885,000	Parexel International Corp.‡ 3.154%, 09/27/24 1 mo. LIBOR + 2.75%	815,461
1,481,288	Terrier Media Buyer, Inc.‡ 5.700%, 12/17/26 3 mo. LIBOR + 4.25%	1,384,819
		11,596,829

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.5%)
1,147,405	Michaels Stores, Inc.‡ 3.534%, 01/30/23 6 mo. LIBOR + 2.50%	$953,350
4,025,078	PetSmart, Inc.‡ 5.000%, 03/11/22 6 mo. LIBOR + 4.00%	3,917,749
2,104,399	Staples, Inc.‡ 6.016%, 04/16/26 1 mo. LIBOR + 5.00%	1,692,284
2,303,182	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	2,254,239
		8,817,622

Energy (0.1%)
900,000	Epic Crude Services, LP‡ 6.620%, 03/02/26 3 mo. LIBOR + 5.00%	556,200
1,477,481	McDermott Technology Americas, Inc.‡ 7.250%, 05/09/25 3 mo. LIBOR + 4.00%	510,965
354,742	McDermott Technology Americas, Inc.‡ 10.647%, 10/21/20 3 mo. LIBOR + 9.00%	339,133
158,659	McDermott Technology Americas, Inc.‡ 10.370%, 10/21/20 3 mo. LIBOR + 9.00%	151,678
1,347,039	Par Pacific Holdings, Inc.‡ 7.969%, 01/12/26 3 mo. LIBOR + 6.75%	1,037,220
		2,595,196

Financials (0.1%)
1,550,000	Connect Finco Sarl‡! 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	1,438,919
707,515	GLP Financing, LLC‡ 2.516%, 04/28/21 1 mo. LIBOR + 1.50%	693,365
303,595	Level 3 Financing, Inc.‡ 2.154%, 03/01/27 1 mo. LIBOR + 1.75%	291,767
		2,424,051

Health Care (0.7%)
2,848,580	Amneal Pharmaceuticals, LLC‡ 3.938%, 05/04/25 1 mo. LIBOR + 3.50%	2,571,142
944,935	Bausch Health Companies, Inc.‡ 3.468%, 11/27/25 1 mo. LIBOR + 2.75%	911,570

Schedule of Investments April 30, 2020 (Unaudited)

20 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,094,615	Endo International, PLC‡ 5.000%, 04/29/24 1 mo. LIBOR + 4.25%	$1,921,160
1,950,828	Gentiva Health Services, Inc.‡ 3.688%, 07/02/25 1 mo. LIBOR + 3.25%	1,848,410
1,246,846	Mallinckrodt International Finance, SA‡ 4.200%, 09/24/24 3 mo. LIBOR + 2.75%	885,260
1,910,918	Ortho Clinical Diagnostics, SA‡ 4.266%, 06/30/25 1 mo. LIBOR + 3.25%	1,710,272
2,668,848	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	1,982,180
		11,829,994

Industrials (0.5%)
2,084,250	Berry Global, Inc.‡ 2.829%, 07/01/26 1 mo. LIBOR + 2.00%	1,997,775
587,563	BW Gas & Convenience Holdings, LLC‡ 6.880%, 11/18/24 1 mo. LIBOR + 6.25%	535,416
1,240,000	Dun & Bradstreet Corp.‡ 4.487%, 02/06/26 1 mo. LIBOR + 4.00%	1,166,220
905,450	Granite US Holdings Corp.‡ 6.322%, 09/30/26 6 mo. LIBOR + 5.25%	742,469
1,504,608	Navistar International Corp.‡ 4.220%, 11/06/24 1 mo. LIBOR + 3.50%	1,374,136
877,324	RegionalCare Hospital Partners Holdings, Inc.‡ 4.154%, 11/17/25 1 mo. LIBOR + 3.75%	816,885
1,940,051	Scientific Games International, Inc.‡ 3.522%, 08/14/24 6 mo. LIBOR + 2.75%	1,614,830
306,882	TransDigm, Inc.‡ 2.654%, 12/09/25 1 mo. LIBOR + 2.25%	269,961
		8,517,692

Information Technology (0.2%)
1,407,385	BMC Software Finance, Inc.‡ 4.654%, 10/02/25 1 mo. LIBOR + 4.25%	1,222,666
1,451,363	Camelot U.S. Acquisition 1 Company‡ 3.654%, 10/31/26 1 mo. LIBOR + 3.25%	1,396,937

PRINCIPAL AMOUNT		VALUE
1,535,127	VFH Parent, LLC‡ 3.864%, 03/01/26 1 mo. LIBOR + 3.00%	$1,493,294
		4,112,897

Materials (0.1%)
880,000	Innophos, Inc.‡ 4.614%, 02/04/27 1 mo. LIBOR + 3.75%	840,400
	Total Bank Loans (Cost $56,517,996)	50,734,681

number of shares		VALUE
Convertible Preferred Stocks (10.2%)
Communication Services (0.1%)
	AT&T, Inc.
6,000	4.750%, 02/18/25	138,060
5,000	5.350%, 11/01/66	128,850
20,000	Qwest Corp. 6.500%, 09/01/56	464,000
4,950	Telephone & Data Systems, Inc. 7.000%, 03/15/60	121,275
4,800	United States Cellular Corp. 7.250%, 12/01/64	123,264
		975,449

Consumer Discretionary (0.0%)
2,700	Ford Motor Company 6.200%, 06/01/59	47,898

Consumer Staples (0.2%)
36,755	Energizer Holdings, Inc.µ 7.500%, 01/15/22	3,133,364

Energy (0.2%)
13,185	Energy Transfer Operating, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	276,226
	NuStar Energy, LP‡
82,205	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	1,323,500
31,109	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	538,186
55,975	NuStar Logistics, LP‡ 7.953%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,068,003
		3,205,915

Financials (0.7%)
2,500	Affiliated Managers Group, Inc. 5.875%, 03/30/59	63,075
535	Allstate Corp. 5.100%, 10/15/24	13,696

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 21

number of shares		VALUE
80,250	AMG Capital Trust II 5.150%, 10/15/37	$3,262,965
13,585	Arch Capital Group, Ltd. 5.250%, 09/29/21	327,534
31,880	Assurant, Inc.µ 6.500%, 03/15/21	3,414,348
10,100	Axis Capital Holdings, Ltd. 5.500%, 11/07/21	248,662
500	Bank of America Corp.‡‡ 7.250%	691,200
	Capital One Financial Corp.
16,635	5.000%, 12/01/24	385,932
2,774	4.800%, 06/01/25	61,333
8,000	CIT Group, Inc. 5.625%, 12/15/24	167,360
5,550	Citizens Financial Group, Inc. 5.000%, 01/06/25	134,699
2,500	Fifth Third Bancorp‡ 6.625%, 12/31/23 3 mo. USD LIBOR + 3.71%	66,750
11,000	JPMorgan Chase & Company 4.750%, 12/01/24	277,200
5,175	KeyCorp. 5.650%, 12/15/23	132,584
10,250	Legg Mason, Inc. 5.450%, 09/15/56	251,842
11,400	MetLife, Inc. 4.750%, 03/15/25	282,150
	Morgan Stanley
19,000	4.875%, 01/15/25	464,360
7,575	5.850%, 04/15/27‡ 3 mo. USD LIBOR + 3.49%	199,829
2,700	Northern Trust Corp. 4.700%, 01/01/25	67,662
10,000	Oaktree Capital Group, LLC 6.550%, 09/15/23	256,200
10,000	Prospect Capital Corp. 6.250%, 06/15/24	243,000
	Wells Fargo & Company
23,665	4.750%, 03/15/25	565,120
500	7.500%‡‡	699,420
14,550	WR Berkley Corp. 5.100%, 12/30/59	355,311
		12,632,232

Health Care (1.1%)
133,000	Becton Dickinson and Companyµ 6.125%, 05/01/20	7,878,920
9,980	Danaher Corp.µ 4.750%, 04/15/22	11,867,418
		19,746,338

number of shares		VALUE

Industrials (1.5%)
6,250	Air Lease Corp.‡ 6.150%, 03/15/24 3 mo. USD LIBOR + 3.65%	$112,625
14,895	Fortive Corp.µ 5.000%, 07/01/21	12,359,573
805	QVC, Inc. 6.250%, 11/26/68	15,866
	Stanley Black & Decker, Inc.µ
99,900	5.375%, 05/15/20	7,996,995
94,345	5.250%, 11/15/22	7,501,371
		27,986,430

Information Technology (1.1%)
19,390	Broadcom, Inc.µ 8.000%, 09/30/22	19,728,162

Real Estate (1.5%)
5,180	American Homes 4 Rent 6.250%, 09/19/23	127,687
	Brookfield Property Partners, LP
7,275	5.750%, 03/31/25	145,500
5,000	6.375%, 09/30/24	107,350
2,925	Colony Capital, Inc. 7.150%, 06/05/22	47,970
18,105	Crown Castle International Corp.µ 6.875%, 08/01/20	25,220,265
5,000	Digital Realty Trust, Inc.# 5.850%, 03/13/24	131,900
5,400	EPR Properties 5.750%, 11/30/22	100,926
10,500	Federal Realty Investment Trust 5.000%, 09/29/22	256,725
11,000	Kimco Realty Corp. 5.250%, 12/20/22	250,250
5,300	PS Business Parks, Inc. 5.200%, 12/07/22	133,666
	Public Storage
10,085	5.600%, 03/11/24	276,228
2,725	4.875%, 09/12/24#	69,651
5,250	Spirit Realty Capital, Inc. 6.000%, 10/03/22	124,320
		26,992,438

Utilities (3.8%)
5,000	Algonquin Power & Utilities Corp.‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	138,000
313,105	American Electric Power Company, Inc.µ 6.125%, 03/15/22	15,905,734
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	155,700

Schedule of Investments April 30, 2020 (Unaudited)

22 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

number of shares			VALUE
84,885		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)µ§** 4.566%, 09/15/29	$4,545,634
5,000		CMS Energy Corp. 5.875%, 10/15/78	133,800
154,035		Dominion Energy, Inc.µ 7.250%, 06/01/22	15,130,858
		DTE Energy Company
77,990		6.250%, 11/01/22µ	3,259,982
5,100		5.250%, 12/01/77	130,254
1,401		Entergy Arkansas, LLC 4.750%, 06/01/63	35,641
10,000		Entergy Louisiana, LLC 5.250%, 07/01/52	256,700
38,825		Essential Utilities, Inc.µ 6.000%, 04/30/22	2,216,908
382,660		NextEra Energy, Inc.µ 4.872%, 09/01/22	18,344,720
		Sempra Energy
36,190		6.750%, 07/15/21µ	3,666,409
35,100		6.000%, 01/15/21µ	3,591,081
5,325		5.750%, 07/01/79	135,521
		Southern Company
10,250		5.250%, 10/01/76	261,888
2,800		4.950%, 01/30/80	69,076
			67,977,906
	Total Convertible Preferred Stocks (Cost $187,836,543)		182,426,132

Common Stocks (93.5%)
Communication Services (11.1%)
36,295		Alphabet, Inc. - Class A#	48,878,476
10,635		Alphabet, Inc. - Class Cµ#	14,342,999
615,000		AT&T, Inc.~	18,739,050
411,425		Comcast Corp. - Class A	15,481,923
8,050		Cumulus Media, Inc. - Class A#	35,662
197,440		Facebook, Inc. - Class Aµ#	40,417,942
32,360		Netflix, Inc.µ#	13,586,346
300,000		Nintendo Company, Ltd.	15,657,870
205,085	EUR	Orange, SA	2,491,585
275,665		Verizon Communications, Inc.	15,836,954
133,500		Walt Disney Companyµ	14,438,025
			199,906,832

Consumer Discretionary (11.2%)
16,885		Alibaba Group Holding, Ltd.#	3,422,083
36,300		Amazon.com, Inc.µ#	89,806,200
51,070		Aptiv, PLC	3,551,919
59,260		Carnival Corp.µ	942,234
57,270		Dollar Tree, Inc.#	4,562,701

number of shares		VALUE
825,570	Ford Motor Companyµ	$4,202,151
243,463	General Motors Company	5,426,790
109,115	Home Depot, Inc.	23,986,750
38,550	Lennar Corp. - Class A	1,930,199
105,270	Lowe’s Companies, Inc.	11,027,033
62,500	McDonald’s Corp.	11,722,500
162,800	Nike, Inc. - Class B	14,192,904
44,300	Royal Caribbean Cruises, Ltd.µ	2,071,911
77,770	Starbucks Corp.µ	5,967,292
96,530	Target Corp.	10,593,202
143,900	TJX Companies, Inc.	7,058,295
		200,464,164

Consumer Staples (6.8%)
58,750	Altria Group, Inc.µ	2,305,937
405,710	Coca-Cola Company	18,618,032
41,820	Costco Wholesale Corp.	12,671,460
250,885	Mondelez International, Inc. - Class A	12,905,524
112,795	PepsiCo, Inc.	14,921,651
147,500	Philip Morris International, Inc.	11,003,500
234,045	Procter & Gamble Company	27,586,884
52,650	Walgreens Boots Alliance, Inc.µ	2,279,219
154,510	Walmart, Inc.	18,780,690
		121,072,897

Energy (4.3%)
475,000	BP, PLC	11,305,000
237,650	Chevron Corp.	21,863,800
130,575	ConocoPhillips	5,497,207
60,000	Diamond Offshore Drilling, Inc.#	14,094
70,400	Energy Transfer, LPµ	591,360
76,005	Enterprise Products Partners, LPµ	1,334,648
355,670	Exxon Mobil Corp.µ	16,527,985
16,000	GasLog, Ltd.	73,920
126,365	Hess Corp.	6,146,394
232,940	Kinder Morgan, Inc.	3,547,676
21,360	Magellan Midstream Partners, LPµ	878,537
100,220	Marathon Petroleum Corp.µ	3,215,058
26,500	Pioneer Natural Resources Company	2,366,715
156,200	Schlumberger, Ltd.µ	2,627,284
31,050	Targa Resources Corp.µ	402,408
18,259	Weatherford International, PLC#	82,165
10,000	Williams Companies, Inc.µ	193,700
		76,667,951

Financials (9.4%)
35,430	Affiliated Managers Group, Inc.	2,478,683
65,730	American Express Companyµ	5,997,862

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 23

number of shares		VALUE
346,890	American International Group, Inc.	$8,821,413
1,019,405	Bank of America Corp.~	24,516,690
71,870	Bank of New York Mellon Corp.	2,698,000
41,560	Berkshire Hathaway, Inc. - Class Bµ#	7,786,682
70,800	Capital One Financial Corp.	4,585,008
49,185	Cboe Global Markets, Inc.	4,888,005
90,405	Charles Schwab Corp.µ	3,410,077
46,700	Chubb, Ltd.	5,044,067
311,925	Citigroup, Inc.	15,147,078
125,000	Discover Financial Services	5,371,250
21,710	First Republic Bank	2,264,136
51,500	Goldman Sachs Group, Inc.	9,446,130
33,700	Intercontinental Exchange, Inc.	3,014,465
273,910	JPMorgan Chase & Company	26,229,621
226,225	KeyCorp	2,635,521
132,475	Marsh & McLennan Companies, Inc.	12,893,792
180,770	Morgan Stanley	7,127,761
43,760	Northern Trust Corp.	3,464,042
157,631	Starwood Property Trust, Inc.	2,039,745
150,870	US Bancorp	5,506,755
113,485	Zions Bancorporation, N.A.	3,587,261
		168,954,044

Health Care (14.1%)
139,700	Abbott Laboratories~	12,864,973
138,035	Agilent Technologies, Inc.	10,581,763
44,255	Amgen, Inc.	10,586,681
18,870	Anthem, Inc.µ	5,297,375
149,780	Baxter International, Inc.	13,297,468
151,745	Bristol-Myers Squibb Company	9,227,613
26,830	CVS Health Corp.µ	1,651,387
27,350	Edwards Lifesciences Corp.#	5,948,625
109,850	Eli Lilly and Company	16,987,204
48,980	Gilead Sciences, Inc.µ	4,114,320
26,400	Humana, Inc.	10,080,048
10,420	Intuitive Surgical, Inc.#	5,323,370
176,230	Johnson & Johnson	26,441,549
56,350	Laboratory Corp. of America Holdings#	9,266,758
156,340	Medtronic, PLC	15,263,474
251,550	Merck & Company, Inc.	19,957,977
470,855	Pfizer, Inc.	18,061,998
20,295	Stryker Corp.µ	3,783,597
8,700	Teleflex, Inc.	2,917,980
42,800	Thermo Fisher Scientific, Inc.	14,324,304
105,000	UnitedHealth Group, Inc.	30,709,350
26,610	Vertex Pharmaceuticals, Inc.#	6,684,432
		253,372,246

number of shares			VALUE
Industrials (7.8%)
50,980		Boeing Companyµ	$7,189,200
353,830		CSX Corp.	23,434,161
836,550		General Electric Companyµ	5,688,540
104,790		Honeywell International, Inc.	14,869,701
63,570		Lockheed Martin Corp.	24,732,544
450,000		Masco Corp.	18,468,000
37,050		Northrop Grumman Corp.	12,251,323
58,603		Raytheon Technologies Corp.µ	3,798,060
135,000	EUR	Siemens, AG	12,458,218
108,635		Union Pacific Corp.	17,358,787
			140,248,534

Information Technology (25.5%)
65,132		Accenture, PLC - Class A	12,061,795
28,285		Adobe, Inc.µ#	10,002,707
366,205		Apple, Inc.µ~	107,591,029
322,615		Applied Materials, Inc.	16,027,513
343,260		Cisco Systems, Inc.	14,547,359
117,815		Fidelity National Information Services, Inc.	15,538,620
43,165		Global Payments, Inc.	7,166,253
167,685		Intel Corp.µ	10,057,746
56,750		Lam Research Corp.	14,487,140
115,165		Marvell Technology Group, Ltd.	3,079,512
88,115		MasterCard, Inc. - Class A	24,228,982
158,425		Micron Technology, Inc.µ#	7,586,973
654,060		Microsoft Corp.~	117,214,093
1,520,000		Nokia Corp.	5,441,600
53,055		NVIDIA Corp.µ	15,506,915
118,300		Oracle Corp.µ	6,266,351
66,010		QUALCOMM, Inc.µ	5,193,007
86,580		Salesforce.com, Inc.#	14,021,631
21,845		ServiceNow, Inc.µ#	7,679,391
44,000		Skyworks Solutions, Inc.	4,570,720
85,550		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	4,545,272
190,870		Visa, Inc. - Class A	34,112,287
			456,926,896

Materials (1.4%)
153,383		Corteva, Inc.#	4,017,101
80,575		Linde, PLC	14,824,994
82,000		Nucor Corp.	3,377,580
40,555		PPG Industries, Inc.	3,683,611
			25,903,286

Schedule of Investments April 30, 2020 (Unaudited)

24 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

number of shares		VALUE
Real Estate (1.2%)
81,115	American Tower Corp.	$19,305,370
56,400	Welltower, Inc.	2,889,372
		22,194,742

Utilities (0.7%)
122,123	DTE Energy Company	12,669,040
	Total Common Stocks (Cost $1,518,376,555)	1,678,380,632

Rights (0.0%) #
Financials (0.0%)
22,573	Motors Liquidation Company# (Cost $—)	238,371

Warrants (0.0%) #
Energy (0.0%)
47,885	Tidewater, Inc.# 11/14/42, Strike $0.00	303,112
16,676	Tidewater, Inc.# 11/14/42, Strike $0.00	105,559
	Total Warrants (Cost $3,798,831)	408,671

Exchange-Traded Funds (2.3%)
Other (2.3%)
25,700	iShares iBoxx High Yield Corporate Bond ETFµ	2,067,051
195,550	iShares MSCI EAFE ETFµ	11,062,263
60,515	iShares NASDAQ Biotechnology ETF	7,503,860
5,525	iShares Preferred & Income Securities ETFµ	191,441
93,905	iShares Russell 2000 Value ETF	8,668,371
113,666	SPDR Bloomberg Barclays High Yield Bond ETF	11,256,344
	Total Exchange-Traded Funds (Cost $46,783,422)	40,749,330

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased options (0.4%) #
Consumer Discretionary (0.0%)
23 5,690,200	Amazon.com, Inc. Put, 05/08/20, Strike $2,390.00	132,940

Financials (0.0%)
520 1,952,080	Bank of New York Mellon Corp. Call, 06/19/20, Strike $50.00	780

Information Technology (0.0%)
660 11,827,860	Microsoft Corp. Put, 05/08/20, Strike $170.00	56,100

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Other (0.4%)
1,985 43,453,635	Invesco QQQ Trust Series Put, 05/08/20, Strike $217.00	$735,443
830 3,041,120	iShares MSCI Emerging Markets Call, 05/15/20, Strike $46.00	3,320
2,675 34,857,925	iShares Russell 2000 ETF Call, 07/17/20, Strike $142.00	920,200
	S&P 500 Index
145 42,230,235	Put, 05/08/20, Strike $2,980.00	1,336,175
107 31,163,001	Put, 05/29/20, Strike $3,310.00	4,399,305
		7,394,443
	Total Purchased options (Cost $6,418,684)	7,584,263

NUMBER OF SHARES		VALUE
Short Term Investments (1.5%)
13,029,238	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	13,040,964
13,020,210	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	13,020,210
	Total Short Term Investments (Cost $26,054,157)	26,061,174
TOTAL INVESTMENTS (151.1%) (Cost $2,621,492,249)		2,711,830,486

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.5%)		(242,000,000)

LIABILITIES, LESS OTHER ASSETS (-37.6%)		(674,526,419)

NET ASSETS (100.0%)		$1,795,304,067

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
Consumer Discretionary (0.0%)
	Amazon.com, Inc.
23 5,690,200	Call, 05/08/20, Strike $2,620.00	(89,068)
23 5,690,200	Put, 05/08/20, Strike $2,275.00	(49,795)
	Total WRITTEN OPTIONS (Premium $152,007)	(138,863)

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 25

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $1,091,596,067.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2020.

‡‡Perpetual maturity.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,870,406.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#Non-income producing security.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2020.

***The rate disclosed is the 7 day net yield as of April 30, 2020.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

26 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,621,492,249)	$2,711,830,486
Cash with custodian (interest bearing)	323,547
Receivables:
Accrued interest and dividends	11,243,736
Investments sold	18,889,040
Prepaid expenses	954,285
Other assets	170,442
Total assets	2,743,411,536

LIABILITIES
Options written, at value (premium $152,007)	138,863
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 9,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $1,628,406) (Note 7)	240,371,594
Payables:
Notes payable	673,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	776,423
Investments purchased	29,105,943
Affiliates:
Investment advisory fees	2,104,820
Deferred compensation to trustees	170,442
Trustees’ fees and officer compensation	15,394
Other accounts payable and accrued liabilities	2,423,990
Total liabilities	948,107,469
NET ASSETS	$1,795,304,067

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 154,904,801 shares issued and outstanding	$1,804,387,218
Undistributed net investment income (loss)	(40,849,333)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(58,573,347)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	90,339,529
NET ASSETS	$1,795,304,067
Net asset value per common shares based upon 154,904,801 shares issued and outstanding	$11.59

Statement of Operations Six Months Ended April 30, 2020 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 27

INVESTMENT INCOME
Interest	$17,980,835
Dividends	24,135,641
Dividend taxes withheld	(169,301)
Total investment income	41,947,175

EXPENSES
Investment advisory fees	14,348,721
Interest expense on Notes Payable (Note 6)	7,359,908
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	5,005,908
Fund administration fees	121,538
Printing and mailing fees	108,972
Accounting fees	88,981
Trustees’ fees and officer compensation	70,963
Legal fees	61,950
Audit fees	56,611
Custodian fees	23,207
Registration fees	19,691
Transfer agent fees	16,399
Other	183,866
Total expenses	27,466,715
NET INVESTMENT INCOME (LOSS)	14,480,460

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	43,011,685
Purchased options	3,301,926
Foreign currency transactions	(2,736)
Written options	342,380
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(193,820,757)
Purchased options	6,292,639
Foreign currency translations	(2,360)
Written options	13,144
NET GAIN (LOSS)	(140,864,079)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(126,383,619)

Statements of Changes in Net Assets

28 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$14,480,460	$27,261,995
Net realized gain (loss)	46,653,255	119,819,371
Change in unrealized appreciation/(depreciation)	(187,517,334)	111,509,913
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(126,383,619)	258,591,279

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(81,292,247)	(153,083,750)
Net decrease in net assets from distributions to common shareholders	(81,292,247)	(153,083,750)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	2,271,054	1,465,284
Net increase (decrease) in net assets from capital stock transactions	2,271,054	1,465,284
TOTAL INCREASE (DECREASE) IN NET ASSETS	(205,404,812)	106,972,813

NET ASSETS
Beginning of period	$2,000,708,879	$1,893,736,066
End of period	$1,795,304,067	$2,000,708,879

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 29

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(126,383,619)	$258,591,279
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(482,352,833)	(762,644,629)
Net proceeds from disposition of short term investments	52,501,652	16,244,788
Proceeds paid on closing written options	(255,284)	(616,020)
Proceeds from disposition of investment securities, including purchased options	488,779,055	914,340,214
Premiums received from written options	749,670	1,190,803
Amortization and accretion of fixed-income securities	(286,054)	(312,079)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	215,778	469,605
Net realized gains/losses from investments, excluding purchased options	(43,028,141)	(128,849,573)
Net realized gains/losses from purchased options	(3,301,926)	9,604,699
Net realized gains/losses from written options	(342,380)	(574,784)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	193,820,757	(117,490,616)
Change in unrealized appreciation or depreciation on purchased options	(6,292,639)	5,977,967
Change in unrealized appreciation or depreciation on written options	(13,144)	—
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	249,835	632,546
Prepaid expenses	(47,248)	62,537
Other assets	30,702	799
Increase/(decrease) in liabilities:
Payables to affiliates	(384,992)	(78,464)
Other accounts payable and accrued liabilities	625,929	63,657
Net cash provided by/(used in) operating activities	$74,285,118	$196,612,729

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(Decrease) in Proceeds from shares sold	—	29,301
Distributions to shareholders	(79,021,193)	(151,618,466)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(26,318)	51,790
Offering costs on Mandatory Redeemable Preferred Shares	(19,352)	(85,880)
(Repayment)/Proceeds from note payable	5,000,000	(45,000,000)
Net cash provided by/(used in) financing activities	$(74,066,863)	$(196,623,255)
Net increase/(decrease) in cash	$218,255	$(10,526)
Cash and restricted cash at beginning of period	$105,292	$115,818
Cash at end of period	$323,547	$105,292
Supplemental disclosure
Cash paid for interest on Notes Payable	$6,813,809	$18,877,861
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$5,032,226	$10,102,504
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$2,271,055	$1,465,284

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	323,547	105,292
Total cash and restricted cash at period end	$323,547	$105,292

30   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, FASB issued ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted this ASU as of November 1, 2019, with no material impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences

32   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $170,442 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2020. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$439,551,267
Proceeds from sales	7,006,313	440,810,182

The cost basis of investments for federal income tax purposes at April 30, 2020 was as follows*:

Cost basis of investments	$2,621,340,242
Gross unrealized appreciation	446,226,307
Gross unrealized depreciation	(355,874,926)
Net unrealized appreciation (depreciation)	$90,351,381

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2020 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2019 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2019
Distributions paid from:
Ordinary income	$35,134,686
Long-term capital gains	127,633,754
Return of capital	—

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$4,850,527
Undistributed capital gains	—
Total undistributed earnings	4,850,527
Accumulated capital and other losses	—
Net unrealized gains/(losses)	193,875,590
Total accumulated earnings/(losses)	198,726,117
Other	(133,402)
Paid-in-capital	1,802,116,164
Net assets applicable to common shareholders	$2,000,708,879

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in

34   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Notes to Financial Statements (Unaudited)

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2020, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$7,584,263	$—
Written options(2)	—	138,863
	$7,584,263	$138,863

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	45,623
Written options	4,411

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $830.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2020, the average borrowings under the Agreement were $677.0 million. For the period ended April 30, 2020, the average interest rate was 1.75%. As of April 30, 2020, the amount of total outstanding borrowings was $673.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2020 was 0.63%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund, and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2020 there were no securities on loan. The borrowings are categorized as Level 2 within the fair value hierarchy.

36   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 9,680,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2020.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$80,500,000
Series B	9/06/24	4.00%	3,220	$25	$80,500,000
Series C	9/06/27	4.24%	3,240	$25	$81,000,000
				Total	$242,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,904,801 shares outstanding at April 30, 2020. Calamos Advisors did not own any of the outstanding shares at April 30, 2020. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2020	YEAR ENDED October 31, 2019
Beginning shares	154,739,187	154,625,292
Shares issued through reinvestment of distributions	165,614	113,895
Ending shares	154,904,801	154,739,187

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$391,439,198	$—	$391,439,198
Convertible Bonds	—	333,808,034	—	333,808,034
Bank Loans	—	50,734,681	—	50,734,681
Convertible Preferred Stocks	174,617,533	7,808,599	—	182,426,132
Common Stocks U.S.	1,647,772,959	15,657,870	—	1,663,430,829
Common Stocks Foreign	—	14,949,803	—	14,949,803
Rights	—	238,371	—	238,371
Warrants	105,559	303,112	—	408,671
Exchange-Traded Funds	40,749,330	—	—	40,749,330
Purchased options	7,584,263	—	—	7,584,263
Short Term Investments	26,061,174	—	—	26,061,174
Total	$1,896,890,818	$814,939,668	$—	$2,711,830,486
Liabilities:
Written options	$138,863	$—	$—	$138,863
Total	$138,863	$—	$—	$138,863

38   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31,
		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51
Income from investment operations:
Net investment income (loss)*	0.09	0.18	0.16	0.26	0.30	0.38
Net realized and unrealized gain (loss)	(0.90)	1.49	0.32	2.36	0.15	(0.23)
Total from investment operations	(0.81)	1.67	0.48	2.62	0.45	0.15
Less distributions to common shareholders from:
Net investment income	(0.39)	(0.16)	(0.48)	(0.85)	(0.46)	(0.66)
Net realized gains	(0.14)	(0.83)	(0.51)	(0.14)	(0.16)	—
Return of capital	—	—	—	—	(0.37)	(0.33)
Total distributions	(0.53)	(0.99)	(0.99)	(0.99)	(0.99)	(0.99)
Premiums from shares sold in at the market offerings	—	—	—	—	—	—
Net asset value, end of period	$11.59	$12.93	$12.25	$12.76	$11.13	$11.67
Market value, end of period	$11.36	$13.02	$11.75	$12.33	$9.95	$10.20
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(6.18)%	14.46%	3.81%	25.11%	5.48%	1.98%
Market value	(8.68)%	20.16%	3.05%	35.23%	7.89%	(5.66)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.81% (c)	3.05%	2.74%	2.09%	1.97%	1.81%
Net investment income (loss)	1.48% (c)	1.42%	1.25%	2.17%	2.73%	3.11%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$1,795,304	$2,000,709	$1,893,000	$1,971,910	$1,719,456	$1,803,026
Portfolio turnover rate	16%	26%	27%	65%	31%	23%
Average commission rate paid	$0.0214	$0.0270	$0.0217	$0.0240	$0.0307	$0.0336
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$242,000	$242,000	$242,000	$242,000	$—	$—
Notes Payable (000’s omitted)	$673,000	$668,000	$713,000	$543,000	$682,000	$716,000
Asset coverage per $1,000 of loan outstanding(d)	$4,027	$4,357	$3,995	$5,077	$3,521	$3,518
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$280	$301	$294	$285	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.54%, 1.55%, 1.53%, 1.47%, 1.49% and 1.47%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Strategic Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2020, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2019, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2019, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 19, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

40   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   41

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

42   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQSAN 1946 2020

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020